                                                                   Exhibit 10.16


THIS WARRANT AND ANY SECURITIES ACQUIRED UPON THE EXERCISE OF THIS WARRANT HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR THE SECURITIES LAWS OF ANY STATE. NEITHER THIS WARRANT, SUCH SECURITIES NOR ANY INTEREST THEREIN MAY BE TRANSFERRED EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER SUCH ACT AND APPLICABLE STATE SECURITIES LAWS OR PURSUANT TO AN APPLICABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF SUCH ACT AND SUCH LAWS OR PURSUANT TO A WRITTEN OPINION OF COUNSEL (WHICH COUNSEL AND OPINION SHALL BE REASONABLY SATISFACTORY TO THE COMPANY) THAT SUCH REGISTRATION IS NOT REQUIRED.

THE SALE, ASSIGNMENT, HYPOTHECATION, PLEDGE, ENCUMBRANCE OR OTHER DISPOSITION (EACH A "TRANSFER") AND VOTING OF ANY OF THE SECURITIES REPRESENTED BY THIS WARRANT AND THE SECURITIES ACQUIRED PURSUANT TO THE EXERCISE OF THIS WARRANT ARE RESTRICTED BY THE TERMS OF THE AMENDED AND RESTATED STOCKHOLDERS AGREEMENT, DATED AS OF JANUARY 12, 2000, AS THE SAME MAY BE AMENDED FROM TIME TO TIME, AMONG SYNAPSE GROUP, INC. AND THE STOCKHOLDERS NAMED THEREIN. THE COMPANY WILL NOT REGISTER THE TRANSFER OF SUCH WARRANT OR SUCH SECURITIES ON THE BOOKS OF THE COMPANY UNLESS AND UNTIL THE TRANSFER HAS BEEN MADE IN COMPLIANCE WITH THE TERMS OF THE AMENDED AND RESTATED STOCKHOLDERS AGREEMENT. THE COMPANY WILL MAIL A COPY OF SUCH AGREEMENT, TOGETHER WITH A COPY OF THE EXPRESS TERMS OF THE SECURITIES AND THE OTHER CLASS OR CLASSES AND SERIES OF SHARES, IF ANY, WHICH THE COMPANY IS AUTHORIZED TO ISSUE, TO THE RECORD HOLDER OF THIS CERTIFICATE, WITHOUT CHARGE, WITHIN FIVE DAYS AFTER RECEIPT OF A WRITTEN REQUEST THEREFOR.

                 _____________________________________________

                              SYNAPSE GROUP, INC.
                         COMMON STOCK PURCHASE WARRANT
                 _____________________________________________

          This certifies that, for good and valuable consideration, Synapse Group, Inc., a Delaware corporation (the "Company"), grants to [____________________] (the "Warrantholder"), the right to subscribe for and purchase from the Company, [_______] validly issued, fully paid and nonassessable shares, no par value per share, of voting common stock of the Company (the "Warrant Shares"), at the exercise price per share of $8.00 (the "Exercise Price"), all subject to the terms, conditions and adjustments herein set forth. Capitalized terms used herein shall have the meanings ascribed to such terms in Section 9 below.

          1.   Warrant.  This Warrant is issued pursuant to, and in accordance
               -------
with, Section 2.1(a) of the Purchase Agreement and is subject to the terms thereof. The Warrantholder is entitled to the rights and subject to the obligations contained in the Stockholders Agreement and the Amended and Restated Registration Rights Agreement, dated the date hereof, among the Company and the Persons named therein.

          2.   Exercise of Warrant; Payment of Taxes.
               -------------------------------------

               2.1  Exercise of Warrant.  Subject to the terms and conditions
                    -------------------
set forth herein, this Warrant may be exercised at any time, in whole or in part, by the Warrantholder during the Exercise Period by:

                    (a) the surrender of this Warrant to the Company, with a duly executed Exercise Form; and

                    (b) subject to Section 2.2 below, the delivery of payment to the Company, for the account of the Company, by cash, wire transfer, certified or official bank check or any other means approved by the Company, of the Exercise Price in lawful money of the United States of America.

The Company agrees that the Warrant Shares shall be deemed to be issued to the Warrantholder as the record holder of such Warrant Shares as of the close of business on the date on which this Warrant shall have been surrendered and payment made for the Warrant Shares as aforesaid.

               2.2  Conversion Right.
                    ----------------

                    (a) In lieu of the payment of the Exercise Price, the Warrantholder shall have the right (but not the obligation), to require the Company to convert this Warrant, in whole or in part, into shares of Voting Stock (the "Conversion Right") as provided for in this Section 2.2. Upon exercise of the Conversion Right, the Company shall deliver to the Warrantholder (without payment by the Warrantholder of any of the Exercise Price) in accordance with Section 2.1(b) that number of shares of Voting Stock equal to the quotient obtained by dividing (i) the value of the Warrant at the time the Conversion Right is exercised (determined by subtracting the aggregate Exercise Price in effect immediately prior to the exercise of the Conversion Right from the aggregate Current Market Price (as defined herein) for the shares of Voting Stock issuable upon exercise of the Warrant immediately prior to the exercise of the Conversion Right) by (ii) the Current Market Price of one share of Voting Stock immediately prior to the exercise of the Conversion Right.

                    (b) The Conversion Right may be exercised by the Warrantholder on any Business Day prior to the Expiration Date by delivering the Warrant certificate, with a duly executed Exercise Form with the conversion section completed, to the Company, exercising the Conversion Right and specifying the total number of shares of Voting Stock that the Warrantholder will be issued pursuant to such conversion.

               2.3  Warrant Shares Certificate.  A stock certificate or
                    --------------------------
certificates for the Warrant Shares specified in the Exercise Form shall be delivered to the Warrantholder within five Business Days after receipt of the Exercise Form by the Company and, if the Conversion Right is not exercised, the payment by the Warrantholder of the aggregate Exercise Price. If this Warrant shall have been exercised only in part, the Company shall, at the time of delivery of the stock certificate or certificates, deliver to the Warrantholder a new Warrant evidencing the right to purchase the remaining Warrant Shares, which new Warrant shall in all other respects be identical with this Warrant.

               2.4  Payment of Taxes.  The issuance of certificates for Warrant
                    ----------------
Shares shall be made without charge to the Warrantholder for any stock transfer or other issuance or other issuance tax in respect thereto.

          3.   Restrictions on Transfer; Restrictive Legends.
               ---------------------------------------------

               3.1 So long as the Stockholders Agreement is in effect, this Warrant and the Warrant Shares may not be offered, sold, transferred, pledged or otherwise disposed of, in whole or in part, to any Person other than in accordance with the Stockholders Agreement, provided that at no time may this Warrant or the Warrant Shares be offered, sold, transferred, pledged or otherwise disposed of, except in accordance with applicable federal and state securities laws.

               3.2 Except as otherwise permitted by this Section 3, (a) each Warrant (and each Warrant issued in substitution for any Warrant pursuant to Section 6) shall be stamped or otherwise imprinted with a legend in substantially the form as set forth on the cover of this Warrant and (b) each stock certificate for Warrant Shares issued upon the exercise of any Warrant and each stock certificate issued upon the direct or indirect transfer of any such Warrant Shares shall be stamped or otherwise imprinted with a legend in substantially the form provided in the Stockholders Agreement (so long as such agreement is in effect). Notwithstanding the foregoing, the Warrantholder may require the Company to issue a Warrant or a stock certificate for Warrant Shares, in each case without a legend, if either (i) such Warrant or such Warrant Shares, as the case may be, have been registered for resale under the Securities Act, (ii) the Warrantholder has delivered to the Company an opinion of legal counsel (from a firm reasonably satisfactory to the Company) which opinion shall be addressed to the Company and be reasonably satisfactory in form and substance to the Company's counsel, to the effect that such registration is not required with respect to such Warrant or such Warrant Shares, as the case may be or (iii) such Warrant or Warrant Shares may be sold pursuant to Rule 144 (or any successor provision then in effect) under the Securities Act.

          4.   Reservation and Registration of Shares.  The Company covenants
               --------------------------------------
and agrees as follows:

                    (a) All Warrant Shares that are issued upon the exercise of this Warrant shall, upon issuance, be validly issued, fully paid and nonassessable, not subject to any preemptive rights, and, except as provided in the Stockholders Agreement (so long as such agreement is in effect), free from all taxes, liens, security interests, charges, and other encumbrances with respect to the issuance thereof, other than taxes in respect of any transfer occurring contemporaneously with such issue.

                    (b) The Company shall at all times have authorized and reserved, and shall keep available and free from preemptive rights, a sufficient number of shares of Voting Stock to provide for the exercise of the rights represented by this Warrant.

                    (c) The Company shall not, by amendment of its Certificate of Incorporation or through any reorganization, transfer of assets, spin-off, consolidation, merger, dissolution, issue or sale of securities or any other action or inaction, avoid or seek to avoid the observance or performance of any of the terms of this Warrant, and shall at all times in good faith assist in performing and giving effect to the terms hereof and in the taking of all such actions as may be necessary or appropriate in order to protect the rights of the Warrantholder against dilution or other impairment.

          5.   Anti-dilution Adjustments.  The Exercise Price and the number of
               -------------------------
Warrant Shares to be received upon exercise of this Warrant shall be subject to adjustment as follows:

               5.1  Dividend, Subdivision, Combination or Reclassification of
                    ---------------------------------------------------------
Common Stock.  In the event that the Company shall at any time or from time to
------------
time, after the issuance of this Warrant but prior to the exercise hereof, (w) pay a dividend or make a distribution on the outstanding shares of Common Stock payable in Capital Stock, (x) subdivide the outstanding shares of Common Stock into a larger number of shares, (y) combine the outstanding shares of Common Stock into a smaller number of shares or (z) issue any shares of its Capital Stock in a reclassification of the Common Stock (other than any such event for which an adjustment is made pursuant to another clause of this Section 5), then, and in each such case, (A) the aggregate number of Warrant Shares for which this Warrant is exercisable (the "Warrant Share Number") immediately prior to such event shall be adjusted (and any other appropriate actions shall be taken by the Company) so that the Warrantholder shall be entitled to receive upon exercise of this Warrant the number of shares of Common Stock or other securities of the Company that it would have owned or would have been entitled to receive upon or by reason of any of the events described above, had this Warrant been exercised immediately prior to the occurrence of such event and (B) the Exercise Price payable upon the exercise of this Warrant shall be adjusted by multiplying such Exercise Price immediately prior to such adjustment by a fraction, the numerator of which shall be the number of Warrant Shares issuable upon the exercise of the Warrant immediately prior to such adjustment, and the denominator of which shall be the number of Warrant Shares issuable immediately thereafter; provided, however, that the Exercise Price for each
                        --------  -------
Warrant Share shall in no event be less than the par value of such Warrant Share. An adjustment made pursuant to this Section 5.1 shall become effective retroactively (x) in the case of any such dividend or distribution, to a date immediately following the close of business on the record date for the determination of holders of Common Stock entitled to receive such dividend or distribution or (y) in the case of any such subdivision, combination or reclassification, to the close of business on the day upon which such corporate action becomes effective.

               5.2  Issuance of Common Stock or Common Stock Equivalents Below
                    ----------------------------------------------------------
Market Price.  In the event that the Company shall at any time or from time to
------------
time, after the date hereof but prior to the earlier to occur of the exercise hereof and the closing of the Initial Public Offering of the Company, issue or sell or agree to issue or sell (such issuance or sale, a "New Issuance") any shares of Common Stock or Common Stock Equivalents at a price per share or an exercise price per share of Common Stock (the "New Issue Price") that is less than the Exercise Price (treating the price per share of Common Stock, in the case of the issuance of any Common Stock Equivalent, as equal to (i) the sum of the price for such Common Stock Equivalent plus any additional consideration payable (without regard to any anti-dilution adjustments) upon the conversion, exchange or exercise of such Common Stock Equivalent divided by (ii) the number of shares of Common Stock initially underlying such Common Stock Equivalent), other than issuances or sales (x) for which an adjustment is made pursuant to another paragraph of this Section 5 and (y) in connection with an Excluded Transaction, then, and in each such case, (A) the Exercise Price shall be
             ----
reduced to equal the New Issue Price and (B) the Warrant Share Number shall be increased to equal the product of (i) the aggregate number of Warrant Shares for which this Warrant is exercisable immediately prior to the New Issuance multiplied by (ii) a fraction, the numerator of which shall be the Exercise Price in effect immediately prior to such New Issuance and the denominator of which shall be the New Issue Price. Such adjustment shall be made whenever such shares of Common Stock or Common Stock Equivalents are issued or sold, and shall become effective retroactively (x) in the case of an issuance to the shareholders of the Company, as such, to a date immediately following the close of business on the record date for the determination of shareholders entitled to receive such shares of Common Stock or Common Stock Equivalents and (y) in all other cases, on the date (the "Issue Date") of such issuance; provided, however,
                                                              --------  -------
that the determination as to whether an adjustment is required to be made pursuant to this

Section 5 shall be made only upon the issuance of such shares of Common Stock or Common Stock Equivalents, and not upon the issuance of any security into which the Common Stock Equivalents convert, exchange or may be exercised.

               5.3  Revenue Adjustments.
                    -------------------

                    (a) If the Deferred Revenue Amount, as determined on the earliest practicable date (the "Revenue Evaluation Date"), is less than $206.1 million, but greater than or equal to $198.1 million then (A) the Exercise Price shall be reduced to $7.00 per share and (B) the Warrant Share Number shall be increased to equal the product of (i) the aggregate number of Warrant Shares for which this Warrant is exercisable immediately prior to the Revenue Evaluation Date multiplied by (ii) a fraction, the numerator of which shall be the Exercise Price in effect immediately prior to such Revenue Evaluation Date and the denominator of which shall be $7.00; provided, however, that notwithstanding the
                                     --------  -------
foregoing, if the Exercise Price at the Revenue Evaluation Date is equal to or less than $7.00 per share, then no adjustment shall be made pursuant to this
Section 5.3(a).

                    (b) If the Deferred Revenue Amount, as determined on the Revenue Evaluation Date, is less than $198.1 million, then (A) the Exercise Price shall be reduced to $6.00 per share and (B) the Warrant Share Number shall be increased to equal the product of (i) the aggregate number of Warrant Shares for which this Warrant is exercisable immediately prior to the Revenue Evaluation Date multiplied by (ii) a fraction, the numerator of which shall be the Exercise Price in effect immediately prior to such Revenue Evaluation Date and the denominator of which shall be $6.00; provided, however, that
                                             --------  -------
notwithstanding the foregoing, if the Exercise Price at the Revenue Evaluation Date is equal to or less than $6.00 per share, then no adjustment shall be made pursuant to this Section 5.3(b).

               5.4  IPO Adjustment.  In the event that on or prior to January
                    --------------
12, 2001, the Company shall not have either closed its Initial Public Offering at a Company Valuation of at least $425 million or closed a Sale of the Company at a Company Valuation of at least $425 million, then, (A) the Exercise Price shall be reduced to $6.50 per share and (B) the Warrant Share Number shall be increased to equal the product of (i) the aggregate number of Warrant Shares for which this Warrant is exercisable on January 12, 2001, multiplied by (ii) a fraction, the numerator of which shall be the Exercise Price in effect on January 12, 2001 and the denominator of which shall be $6.50; provided, however,
                                                              --------  -------
that notwithstanding the foregoing, if the Exercise Price on January 12, 2001 is equal to or less than $6.50 per share, then no adjustment shall be made pursuant to this Section 5.4.

               5.5  Certain Distributions.  In case the Company shall at any
                    ---------------------
time or from time to time distribute to holders of shares of its Voting Stock or Non-Voting Stock (including any such distribution made in connection with a merger or consolidation in which the

Company is the resulting or surviving Person and the Common Stock is not changed or exchanged) cash, evidences of indebtedness of the Company or another Person, securities of the Company or another Person or other assets (excluding dividends payable in shares of Common Stock for which adjustment is made under Section 5.1) or rights or warrants to subscribe for or purchase the foregoing, then, and
                                                                       ----
in each such case, (A) the Warrant Share Number shall be increased by being multiplied by a fraction (i) the numerator of which shall be the Current Market Price of one share of Common Stock immediately prior to the record date for the distribution of such cash, evidences of indebtedness, securities, other assets or rights or warrants and (ii) the denominator of which shall be the Current Market Price of one share of Common Stock immediately prior to such record date less the Fair Market Value of the portion of such cash, evidences of indebtedness, securities, other assets or rights or warrants so distributed and
(B) the Exercise Price in effect immediately prior to such record date shall be decreased (and any other appropriate actions shall be taken by the Company) by being multiplied by a fraction (i) the numerator of which shall be such Current Market Price of the Common Stock less the then Fair Market Value of the portion of the cash, evidences of indebtedness, securities or other assets so distributed or of such subscription rights or warrants applicable to one share of Common Stock and (ii) the denominator of which shall be the Current Market Price of the Common Stock on the record date referred to below (such decreased Exercise Price, the "Adjusted Exercise Price"). Such adjustment shall be made whenever any such distribution is made and shall become effective retroactively to a date immediately following the close of business on the record date for the determination of stockholders entitled to receive such. Such adjustment shall be made whenever any such distribution is made and shall become effective retroactively to the date immediately following the close of business on the record date for the determination of shareholders entitled to receive such distribution.

               5.6  Other Changes.  In case the Company at any time or from time
                    -------------
to time, after the issuance of this Warrant but prior to the exercise hereof, shall take any action affecting its Common Stock similar to or having an effect similar to any of the actions described in any of Sections 5.1, 5.2, 5.3, 5.4,
5.5 or 5.10 (but not including any action described in any such Section) and the Board of Directors in good faith determines that it would be equitable in the circumstances to adjust the Warrant Share Number as a result of such action, then, and in each such case, the Warrant Share Number shall be adjusted in such manner and at such time as the Board of Directors in good faith determines would be equitable in the circumstances (such determination to be evidenced in a resolution, a certified copy of which shall be mailed to the Warrantholders).

               5.7  De Minimis Adjustments.  Notwithstanding anything herein to
                    ----------------------
the contrary, no adjustment under this Section 5 need be made to the Warrant Share Number if the Company receives written notice from the Warrantholder that no such adjustment is required.

               5.8  Abandonment.  If the Company shall take a record of the
                    -----------
holders of its Common Stock for the purpose of entitling them to receive a dividend or other distribution, and shall thereafter and before the distribution to shareholders thereof legally abandon its plan to pay or deliver such dividend or distribution, then no adjustment in the Warrant Share Number shall be required by reason of the taking of such record.

               5.9  Certificate as to Adjustments.  Upon any increase in the
                    -----------------------------
Warrant Share Number or adjustment of the Exercise Price, the Company shall within a reasonable period (not to exceed three days) following any of the foregoing transactions deliver to the Warrantholder a certificate, signed by (i) the Chief Executive Officer of the Company and (ii) the Chief Financial Officer of the Company, setting forth in reasonable detail the event requiring the adjustment and the method by which such adjustment was calculated and specifying the increased Warrant Share Number and the adjusted Exercise Price then in effect.

               5.10 Reorganization, Reclassification, Merger or Sale.  In case
                    ------------------------------------------------
of any spin-off by the Company of another Person (the "Spin-off Entity"), in addition to all other adjustments of the Warrant Share Number and the Exercise Price pursuant to this Section 5, the Company shall issue to the Warrantholder a new warrant, in form and substance satisfactory to the Company and the Majority Warrantholders, entitling the Warrantholder to purchase, at an exercise price equal to the excess of the Exercise Price in effect immediately prior to such spin-off over the Adjusted Exercise Price, the number of shares of common stock of the Spin-off Entity that the Warrantholder would have owned had the Warrantholder, immediately prior to such spin-off, exercised this Warrant, and in case of any capital reorganization, reclassification, Sale or other change of outstanding shares of Common Stock (other than a change in par value, or from par value to no par value, or from no par value to par value) (each, a "Transaction"), the Company shall execute and deliver to the Warrantholder at least ten (10) Business Days prior to effecting such Transaction a certificate stating that the Warrantholder shall have the right thereafter to exercise this Warrant for the kind and amount of shares of stock or other securities, property or cash receivable upon such Transaction by a holder of the number of shares of Common Stock into which this Warrant could have been exercised immediately prior to such Transaction and provision shall be made therefor in the agreement, if any, relating to such Transaction. Such certificate shall provide for adjustments which shall be as nearly equivalent as may be practicable to the adjustments provided for in this Section 5. The provisions of this Section 5.7 and any equivalent thereof in any such certificate similarly shall apply to successive transactions.

               5.11 Notices.  In case at any time or from time to time:
                    -------

                    (x) the Company shall declare a dividend (or any other distribution) on its shares of Common Stock;

                    (y) the Company shall authorize the granting to the holders of its Common Stock of rights or warrants to subscribe for or purchase any shares of stock of any class or of any other rights or warrants; or

                    (z)  there shall occur a spin-off or Transaction;

then the Company shall mail to the Warrantholder, as promptly as possible but in any event at least ten (10) days prior to the applicable date hereinafter specified, a notice stating (A) the date on which a record is to be taken for the purpose of such dividend, distribution or granting of rights or warrants or, if a record is not to be taken, the date as of which the holders of Common Stock of record to be entitled to such dividend, distribution or granting of rights or warrants are to be determined, or (B) the date on which such spin-off or Transaction is expected to become effective and the date as of which it is expected that holders of Common Stock of record shall be entitled to exchange their Common Stock for shares of stock or other securities or property or cash deliverable upon such Transaction. Notwithstanding the foregoing, in the case of any event to which Section 5.8 is applicable, the Company shall also deliver the certificate described in such Section 5.8 to the Warrantholder at least 10 Business Days prior to effecting such reorganization or reclassification as aforesaid.

          6.   Loss or Destruction of Warrant.  Subject to the terms and
               ------------------------------
conditions hereof, upon receipt by the Company of evidence reasonably satisfactory to it of the loss, theft, destruction or mutilation of this Warrant and, in the case of loss, theft or destruction, of such bond or indemnification as the Company may reasonably require, and, in the case of such mutilation, upon surrender and cancellation of this Warrant, the Company will execute and deliver a new Warrant of like tenor.

          7.   Ownership of Warrant.  The Company may deem and treat the person
               --------------------
in whose name this Warrant is registered as the holder and owner hereof (notwithstanding any notations of ownership or writing hereon made by anyone other than the Company) for all purposes and shall not be affected by any notice to the contrary, until presentation of this Warrant for registration of transfer.

          8.   Amendments.  Any provision of this Warrant may be amended and the
               ----------
observance thereof waived only with the written consent of the Company and the Warrantholder.

          9.   Definitions.  As used herein, unless the context otherwise
               -----------
requires, the following terms have the following respective meanings:

          "Adjusted Exercise Price" has the meaning specified in Section 5.5 of
           -----------------------
this Warrant.

          "Board of Directors" means the Board of Directors of the Company.
           ------------------

          "Business Day" means any day other than a Saturday, Sunday or a day on
           ------------
which national banks are authorized by law to close in the State of New York.

          "Capital Stock" means, with respect to any Person, any and all shares,
           -------------
interests, participation, rights in, or other equivalents (however designated and whether voting or non-voting) of, such Person's capital stock and any and all rights, warrants or options exchangeable for or convertible into such capital stock (but excluding any debt security whether or not it is exchangeable for or convertible into such capital stock).

          "Common Stock" means the Voting Common Stock and the Non-Voting Stock.
           ------------

          "Common Stock Equivalent" means any security or obligation which is by
           -----------------------
its terms convertible into shares of Common Stock or another Common Stock Equivalent, including, without limitation, any option, warrant or other subscription or purchase right with respect to Common Stock.

          "Company" has the meaning specified on the cover of this Warrant.
           -------

          "Company Valuation" means (i) in the case of the Initial Public
           -----------------
Offering of the Company, the product of (x) the mid-point of the anticipated price range per share of Common Stock offered in the Initial Public Offering as set forth in the then most recently circulated "red-herring" prospectus of the Company in which such mid-point is stated multiplied by (y) the total number of shares of Common Stock outstanding on a Fully-Diluted Basis prior to the Initial Public Offering, (ii) in the case of a Sale (other than a sale of all or substantially all of the assets of the Company), the product of (x) the net price per share paid for each share of Common Stock by the surviving Person in such transaction multiplied by (y) the total number of shares of Common Stock outstanding on a Fully-Diluted Basis immediately prior to such transaction and
(iii) in the case of a sale of all or substantially all of the assets of the Company, the aggregate proceeds received by the holders of Common Stock of the Company in such transaction.

          "Conversion Right" has the meaning set forth in Section 2.2 of this
           ----------------
Warrant.

          "Current Market Price" means, as of the date of determination, (a) the
           --------------------
average of the daily Market Price under clause (a), (b) or (c) of the definition thereof of the Common Stock during the immediately preceding thirty (30) trading days ending on such date, and (b) if the Common Stock is not then listed or admitted to trading on any securities exchange or quoted in the over-the-counter market, then the Market Price under clause (d) of the definition thereof on such date.

          "Deferred Revenue Amount" means the sum of (1) the difference of (x)
           -----------------------
the Company's deferred revenue from its magazine business for the fiscal year ending December 31, 1999, stated on its audited balance sheet for the fiscal year ending December 31, 1999, and (y) $47,652,000 plus (2) the Company's net
                               ---                 ----
revenue from its magazine business at December 31, 1999, as stated on its audited income statement for the fiscal year ending December 31, 1999.

          "Excluded Transaction" means (i) any issuance by the Company to
           --------------------
employees, consultants or directors of the Company of Common Stock Equivalents pursuant to a stock option plan or other employee benefit arrangement approved by the Board of Directors (and the issuance of Common Stock upon the exercise of such Common Stock Equivalents); (ii) any issuance of Common Stock as a dividend on shares of Series A Preferred Stock and shares of Series B Preferred Stock;
(iii) any issuance of Common Stock upon the conversion or exercise of outstanding Common Stock Equivalents, and (iv) the issuance and sale by the Company of the Investor Warrants and the Walker Warrants (and the issuance of Common Stock upon the exercise of the Investor Warrants and the Walker Warrants).

          "Exercise Form" means an Exercise Form in the form annexed hereto as
           -------------
Exhibit A.
---------

          "Exercise Period" shall mean the period from the date hereof through
           ---------------
and until 5:00 p.m., New York City time, on January 12, 2007.

          "Exercise Price" has the meaning specified on the cover of this
           --------------
Warrant.

          "Fair Market Value" means the amount which a willing buyer would pay a
           -----------------
willing seller in an arm's length transaction reasonably determined in good faith by the Board of Directors or, if such determination is not reasonably satisfactory to the Warrantholder, such determination as shall be made by a nationally recognized investment banking firm selected by the Company and the Warrantholder, the expenses for which shall be borne equally by the Company and the Warrantholder. Any determination of the Fair Market Value by the Board of Directors or such investment banking firm shall be made based on a valuation of the Company as an entirety without regard to any discount for minority interests or disparate voting rights among classes of capital stock.

          "Fully-Diluted Basis" means, at the time of determination, the sum of
           -------------------
(x) the total number of shares of Voting Stock issued and outstanding and (y) the total number of shares of Voting Stock issuable upon exercise or conversion of any Common Stock Equivalent that is fully vested and "in the money."

          "GAP Coinvestment" means GAP Coinvestment Partners II, L.P., a New
           ----------------
York limited partnership.

          "GAP LP" means General Atlantic Partners 60, L.P., a Delaware limited
           ------
partnership.

          "Initial Public Offering" means an underwritten public offering
           -----------------------
pursuant to an Effective Registration Statement filed under the Securities Act.

          "Investor Warrants" means those warrants to purchase Common Stock
           -----------------
issued by the Company pursuant to that Stock and Warrant Purchase Agreement dated as of January 12, 2000 between the Company and the Purchasers named therein.

          "Issue Date" has the meaning set forth in Section 5.2 of this Warrant.
           ----------

          "Market Price" means, as of the date of determination, (a) the closing
           ------------
price per share of Common Stock on such date published in The Wall Street Journal or, if no such closing price on such date is published in The Wall Street Journal, the average of the closing bid and asked prices on such date, as officially reported on the principal securities exchange (including, without limitation, The Nasdaq Stock Market, Inc.) on which the Common Stock is then listed or admitted to trading; or (b) if the Common Stock is not then listed or admitted to trading on any securities exchange but is designated as a national market system security by the National Association of Securities Dealers, Inc., the last trading price of the Common Stock on such date; or (c) if there shall have been no trading on such date or if the Common Stock is not so designated, the average of the reported closing bid and asked prices of the Common Stock on such date as shown by the National Market System of the National Association of Securities Dealers, Inc. Automated Quotations System and reported by any member firm of the New York Stock Exchange selected by the Company; or (d) if none of
(a), (b) or (c) is applicable, a market price per share determined in good faith by the Board of Directors and reasonably acceptable to the Majority Warrantholders; provided, however, that if such determination is not reasonably
                --------  -------
acceptable to the Majority Warrantholders, then a market price per share determined at the Company's expense by an appraiser chosen by mutual agreement of the Company and the Majority Warrantholders. Any determination of the Market Price by an appraiser shall be based on a valuation of the Company as an entirety without regard to any discount for minority interests or disparate voting rights among classes of capital stock. In the event that there is continuous trading of the Common Stock on any securities exchange, then the closing price per share shall be deemed to be the price quoted for such day in The Wall Street Journal, or if no such price is published therein, the closing price shall be the price quoted at 4:00 p.m., New York time.

          "Majority Warrantholders" means the holders of a majority of Warrant
           -----------------------
Shares issuable upon exercise of all of the warrants issued pursuant to the Purchase Agreement assuming the exercise of all such warrants.

          "New Issuance" has the meaning set forth in Section 5.2 of this
           ------------
Warrant.

          "New Issue Price" has the meaning set forth in Section 5.2 of this
           ---------------
Warrant.

          "Non-Voting Stock" means the non-voting common stock, no par value per
           ----------------
share, of the Company.

          "Person" means any individual, firm, corporation, partnership, limited
           ------
liability company, trust, incorporated or unincorporated association, joint venture, joint stock company, governmental authority or other entity of any kind, and shall include any successor (by merger or otherwise) of such entity.

          "Purchase Agreement" means the Stock and Warrant Purchase Agreement,
           ------------------
dated January 12, 2000, among the Company, GAP LP and GAP Coinvestment and the other parties listed therein.

          "Revenue Evaluation Date" has the meaning set forth in Section 5.3(a)
           -----------------------
of this Warrant.

          "Sale" shall mean the sale (including a sale of substantially all of
           ----
the assets of the Company), conveyance, exchange, transfer, merger, tender offer, or other business combination of the Company in which the stockholders owning a majority of the voting securities of the Company prior to such transaction do not retain at least a majority of the voting power of the Company or the surviving Person, as the case may be.

          "Securities Act" has the meaning specified on the cover of this
           --------------
Warrant, or any similar Federal statute, and the rules and regulations of the United States Securities and Exchange Commission thereunder, all as the same shall be in effect at the time. Reference to a particular section of the Securities Act shall be deemed to include a reference to the comparable section, if any, of any such similar Federal statute.

          "Series A Preferred Stock" means the Series A Convertible Preferred
           ------------------------
Stock of the Company, no par value per share.

          "Series B Preferred Stock" means the Series B Convertible Preferred
           ------------------------
Stock of the Company, no par value per share.

          "Spin-off Entity" has the meaning specified in Section 5.10 of this
           ---------------
Warrant.

          "Stockholders Agreement" means the Amended and Restated Stockholders
           ----------------------
Agreement, dated January 12, 2000, among the Company, GAP LP, GAP Coinvestment and the other stockholders named therein, as the same may be amended from time to time.

          "Transaction" has the meaning specified in Section 5.10 of this
           -----------
Warrant.

          "Transfer" has the meaning specified on the cover of this Warrant.
           --------

          "Voting Stock" means the voting common stock, no par value per share,
           ------------
of the Company.

          "Walker Warrants" means those warrants to purchase Common Stock to be
           ---------------
issued by the Company to Jay Walker (or any assignee) pursuant to that Credit Agreement dated as of January 12, 2000 between the Company and Jay Walker.

          "Warrantholder" has the meaning specified on the cover of this
           -------------
Warrant.

          "Warrant Share Number" has the meaning specified in Section 5.1 of
           --------------------
this Warrant.

          "Warrant Shares" has the meaning specified on the cover of this
           --------------
Warrant.

          10.  Miscellaneous
               -------------

               10.1  Entire Agreement.  This Warrant and the Purchase Agreement
                     ----------------
constitutes the entire agreement between the Company and the Warrantholder with respect to the Warrant.

               10.2  Binding Effect; Benefits.  This Warrant shall inure to the
                     ------------------------
benefit of and shall be binding upon the Company and the Warrantholder and their respective permitted successors and assigns. Nothing in this Warrant, expressed or implied, is intended to or shall confer on any person other than the Company and the Warrantholder, or their respective permitted successors or assigns, any rights, remedies, obligations or liabilities under or by reason of this Warrant.

               10.3  Section and Other Headings.  The section and other headings
                     --------------------------
contained in this Warrant are for reference purposes only and shall not be deemed to be a part of this Warrant or to affect the meaning or interpretation of this Warrant.

               10.4  Notices.  All notices, demands and other communications
                     -------
provided for or permitted hereunder shall be made in writing and shall be by registered or certified first-class mail, return receipt requested, telecopier, courier service, overnight mail or personal delivery:

               (a)   if to the Warrantholder:

                     To the address listed on the books and records of the
               Company.


               (b)   if to the Company:

                     Synapse Group, Inc.
                     4 High Ridge Park
                     Stamford, Connecticut 06905-1325
                     Telecopy: (203) 595-8254
                     Attention: Michael Loeb

                     with a copy to:

                     Hale and Dorr LLP
                     60 State Street
                     Boston, MA 02109
                     Telecopy: (617) 526-5000
                     Attention: John H. Chory, Esq.

          All such notices and communications shall be deemed to have been duly given when delivered by hand, if personally delivered; when delivered by courier or overnight mail, if delivered by commercial courier service or overnight mail; five (5) Business Days after being deposited in the mail, postage prepaid, if mailed; and when receipt is mechanically acknowledged, if telecopied. Any party may by notice given in accordance with this Section 10.4 designate another address or Person for receipt of notices hereunder.

               10.5  Severability.  Any term or provision of this Warrant which
                     ------------
is invalid or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such invalidity or unenforceability without rendering invalid or unenforceable the terms and provisions of this Warrant or affecting the validity or enforceability of any of the terms or provisions of this Warrant in any other jurisdiction.

               10.6  GOVERNING LAW.  THIS WARRANT SHALL BE GOVERNED BY AND
                     -------------
CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO THE CONFLICTS OF LAW PRINCIPLES THEREOF.

               10.7  No Rights or Liabilities as Shareholder.  Nothing contained
                     ---------------------------------------
in this Warrant shall be determined as conferring upon the Warrantholder any rights as a shareholder of the Company or as imposing any liabilities on the Warrantholder to purchase any securities whether such liabilities are asserted by the Company or by creditors or shareholders of the Company or otherwise.



                 [Remainder of page intentionally left blank.]

          IN WITNESS WHEREOF, the Company has caused this Warrant to be signed by its duly authorized officer.

                                        SYNAPSE GROUP, INC.


                                        By: ________________________________
                                             Name: Michael Loeb
                                             Title: President

Dated: January 12, 2000

                                   Exhibit A
                                   ---------


                                 EXERCISE FORM
                                 -------------

                (To be executed upon exercise of this Warrant)


          The undersigned hereby irrevocably elects to exercise the right, represented by this Warrant, to purchase _________ of the Warrant Shares and [herewith tenders payment for such Warrant Shares to the order of Synapse Group, Inc. in the amount of $_________] [hereby exercises its Conversion Rights] in accordance with the terms of this Warrant. The undersigned requests that a certificate for [such Warrant Shares] [that number of Warrant Shares to which the undersigned is entitled as calculated pursuant to Section 2.2] be registered in the name of the undersigned and that such certificates be delivered to the undersigned's address below.

          The undersigned represents that it is acquiring such Warrant Shares for its own account for investment and not with a view to or for sale in connection with any distribution thereof (subject, however, to any requirement of law that the disposition thereof shall at all times be within its control).

Dated:  __________________________


                                   Signature: __________________________________

                                              __________________________________
                                              (Print Name)

                                              __________________________________
                                              (Street Address)

                                              __________________________________
                                              (City)       (State)   (Zip Code)